                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeking capital appreciation through the use of aggressive investment techniques

KEMPER
AGGRESSIVE GROWTH FUND


             "... We're able to work nimbly within the market ...
             We made a good decision to substantially overweight
            the fund in consumer nondurables, investing an average
          of 35 to 40 percent of the portfolio in a sector that has
         enjoyed strong performance during the past six months. ..."



                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
SHAREHOLDERS' MEETING
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         13.04%
CLASS B                                         12.72%
CLASS C                                         12.72%
LIPPER CAPITAL APPRECIATION CATEGORY AVERAGE*    7.19%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                  AS OF     AS OF
                                 3/31/98   9/30/97
--------------------------------------------------------------------------------
 KEMPER AGGRESSIVE GROWTH
 FUND CLASS A                     $13.59    $12.60
--------------------------------------------------------------------------------
 KEMPER AGGRESSIVE GROWTH
 FUND CLASS B                     $13.46    $12.52
--------------------------------------------------------------------------------
 KEMPER AGGRESSIVE GROWTH
 FUND CLASS C                     $13.47    $12.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER AGGRESSIVE GROWTH FUND
 LIPPER RANKINGS*
--------------------------------------------------------------------------------
 COMPARED TO ALL OTHER FUNDS IN THE LIPPER CAPITAL APPRECIATION CATEGORY

                       CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
 1-YEAR         #26 of 232 funds      #34 of 232 funds      #32 of 232 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
 DURING THE PERIOD, THE FUND MADE THE FOLLOWING PER SHARE DISTRIBUTIONS:

                          CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
 SHORT-TERM
 CAPITAL GAIN              $0.55     $0.55     $0.55
--------------------------------------------------------------------------------

There are special risk considerations associated with the fund including operation as a non-diversified fund, which allows more assets to be invested in fewer issuers, and flexibility to concentrate in various investment sectors and to invest significant assets in smaller companies, which present greater risk than larger more established companies. There is no assurance that the fund's management style will be successful or that the fund will achieve its objective.


TERMS TO KNOW

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of March 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

GRAY MONDAY On Monday, October 27, 1997, turmoil in Southeast Asian markets triggered a one-day drop of 7 percent in the U.S. equity market.

PRICE-EARNINGS RATIO A company's stock price, divided by its earnings for the past four quarters, also referred to as its P/E.

CAPITALIZATION A measure of the size of a publicly traded company, capitalization is determined by multiplying the current share price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small capitalization companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be more volatile and therefore a greater risk to capital.

ECONOMIC OVERVIEW

[SILVA'S PHOTO]

  DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.
  SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.
  SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We can expect this favorable climate to continue--in spite of the sensitivity--at least over the shorter term.
  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash--$37.5 billion--into mutual funds in March. This record flow surpassed the prior monthly record of $32.7 billion in net mutual fund investing set in January 1996. Two years ago, many experts were concerned that the bull market was close to being on its last legs. Quite remarkably today, investors are still betting on equities. Nearly 75 percent of the new cash flowing into mutual funds in March went into stock funds, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry.
  Unfortunately, high expectations often combine with high anxiety--today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.
  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.
  On Monday, April 27, expectations were tested by reports that the Federal Reserve Board (Fed) was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. Ultimately, we do not anticipate that an interest rate hike will materialize in the second quarter; however, the Fed's monetary policy meeting shortly after the release of this overview will provide more information.
  Our positive outlook for this quarter is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.
  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 15 percent year-to-date as of April 30. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.
  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.
  Consumer spending and corporate fixed investments have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.
  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $40 billion to $50 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                             NOW (4/30/98)   6 MONTHS AGO    1 YEAR AGO    2 YEARS AGO
10-YEAR TREASURY RATE(1)           5.64          5.88           6.71          6.74
PRIME RATE(2)                      8.5           8.5            8.5           8.25
INFLATION RATE(3)*                 1.38          2.08           2.43          2.9
THE U.S. DOLLAR(4)                 3.92          9.65           6.55          8.51
CAPITAL GOODS ORDERS(5)*          10.89         11.72           8.17          6.82
INDUSTRIAL PRODUCTION(5)*          4.27          5.77           4.72          3.49
EMPLOYMENT GROWTH(6)*              2.59          2.36           2.27          1.78


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces as investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of March 31, 1998.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.
  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe has also been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen.
  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.
  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
May 8, 1998

PERFORMANCE UPDATE

[STALZER PHOTO]

KURT R. STALZER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN JANUARY 1997. HE IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND PORTFOLIO MANAGER OF KEMPER AGGRESSIVE GROWTH FUND. STALZER RECEIVED A B.B.A. DEGREE FROM THE UNIVERSITY OF MICHIGAN WHERE HE EARNED A DUAL SPECIALIZATION IN FINANCE AND ACCOUNTING. HE IS ALSO A MEMBER OF THE FINANCIAL ANALYST FEDERATION AND THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH. STALZER HAS MORE THAN 16 YEARS OF INVESTMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DESPITE A HOSTILE ENVIRONMENT FOR SMALL COMPANY STOCKS AND TROUBLES IN THE TECHNOLOGY SECTOR, KEMPER AGGRESSIVE GROWTH FUND TURNED IN A STRONG PERFORMANCE IN THE SIX-MONTH PERIOD FROM OCTOBER 1997 THROUGH MARCH 1998. LEAD PORTFOLIO MANAGER KURT STALZER DISCUSSES HOW HE PILOTED THE FUND TO OUTPERFORM BOTH ITS PEERS AND ITS BENCHMARK INDEX DURING VOLATILE MARKET CONDITIONS.

Q     KURT, OVER THE PAST SIX MONTHS, THE MARKET HAS EXPERIENCED CONSIDERABLE
TURMOIL. CAN YOU EXPLAIN WHY THE MARKET BEHAVED AS IT HAS?

A Well, we did start off on a sour note. October and November were difficult across the board. "Gray Monday" on October 27 dealt a blow to equities, and continuing unrest in the Pacific Rim created an uncertain global market climate. The situation in Southeast Asia influenced the market for a couple of reasons. As Asian markets began to unravel, there was a general expectation that earnings would slow down, but the question remained, where would they slow and to what extent? This lack of certainty bred volatility.

      As the fourth quarter progressed, the consequences of the choppy Asian markets played out. People began to anticipate lower-than-previously-expected earnings. For instance, a significant amount of component-related manufacturing is based in Southeast Asian countries such as Taiwan and Korea, and disappointing earnings announcements became a key element in many technology stories.

Q     DESPITE THE UNREST IN THE MARKET, KEMPER AGGRESSIVE GROWTH FUND (CLASS A
SHARES UNADJUSTED FOR SALES CHARGE) REWARDED INVESTORS GENEROUSLY, RETURNING
13.04 PERCENT FOR THE SIX-MONTH PERIOD. TO WHAT DO YOU ATTRIBUTE THIS SUCCESS?

A     The small size of the portfolio is an advantage at a time like this. The fund has $30 million in total assets, so liquidity isn't a problem. We're able to work nimbly within the market and haven't had to fight to get out of aggressive growth names. We made a good decision to substantially overweight the fund in consumer nondurables, investing an average of 35 to 40 percent of the portfolio in a sector that has enjoyed strong performance during the past six months. We owned good names in restaurants, retail, services, broadcasting and education -- areas of above average growth and no foreign exposure.

PERFORMANCE UPDATE

Q     WASN'T THE FUND HINDERED BY THE PROBLEMS IN THE ASIAN MARKETS?

A     It certainly was early on, but we recovered fairly well. Because the fund looks to invest in innovative companies, a large percentage of holdings were in small firms. Initially, small capitalization stocks reacted more dramatically than large capitalization stocks did. The market began to shy away from small cap stocks because it perceived a higher risk.

      That was an ironic response, though. The earnings of larger companies are actually leveraged more toward Asia than are the earnings of small caps. Most smaller companies have a domestic focus, and aren't doing business in Asia. Larger companies are more likely to have a multi-national bent, and therefore, greater exposure to Asia. However, when confidence in the market drops, people seek the liquidity they associate with large company stocks, rather than staying focused on earnings. I think that's the primary reason why small caps underperformed large caps during the fourth quarter of 1997 and the first quarter of this year. It's going to take time for perceptions to correct.

Q     IN LIGHT OF THIS MARKET CLIMATE, HOW DID YOU POSITION THE PORTFOLIO?

A     Going into this period, we were a bit overweighted in small companies because we anticipated small company earnings to be stronger than those of large companies. Actually, in the long run, the market is proving the accuracy of our expectations. Many large companies have recently had to revise their earnings estimates downward. It's becoming apparent the turmoil in Asia isn't hitting small company earnings as hard as those of larger firms.

      Today, the gap between small cap and large cap price-to-earnings ratios has widened further. As a result, small cap stocks continue to look more attractive than their larger counterparts. We don't know when Asia will improve, and I don't think it makes sense for us to try to time that. It has been suggested that the second half of this year could be worse than the first half in terms of Asia's effect on earnings. However, Asia might not have as dramatic an impact as some anticipate. Although Asia is weak, we have an improving Europe, and to some extent that European strength is offsetting the Asian weakness.

      We're trying to steer the fund away from companies that have a high degree of Asian exposure. We began to do this in the fourth quarter, but I was a bit hesitant to remove all Asian exposure from the portfolio. I didn't want to be left with just service companies. In hindsight, though, it probably wouldn't have been a bad route to take.

Q     AS YOU TRY TO STEER CLEAR OF ASIA, WHAT INDUSTRIES ARE YOU LOOKING AT?
WHAT TYPES OF COMPANIES ARE THRIVING IN TODAY'S ENVIRONMENT?

A     Over the past few months we've outperformed relative to the market in a couple of industries. Health care and retail have been particularly strong for the fund. In February we started leaning more toward the service sector, and this move was profitable for us. A temporary staffing firm is one example of a service stock that did especially well.

      I would say domestic-oriented, high-growth companies are the most favored stocks today. Average growth just isn't attractive enough. The market is looking for very high growth, say 30 percent rather than 15 percent, and they're willing to pay extra for it. The appreciation in higher-growth companies has been more substantial than in the lower-growth companies. I think part of what could be driving this is that people have historically moved toward technology as a way to increase earnings growth. But now, the turmoil in Asia has left fewer technology companies able to deliver fast-paced growth. As a result, people have had to move more into technology services names and pay up on the multiples. That, combined with the fact that we're in a lower-rate environment, means that people are willing to pay a little more for medium earnings growth. We're benefiting from this trend as more investors move back into these service names.

Q     WHAT SECTORS WILL YOU TARGET GOING FORWARD?

A     After bottoming out earlier this quarter, the earnings growth in the basic industries and capital goods sectors seems to have leveled out a bit, and we're seeing more attractive price-earnings ratios in these sectors. We're continuing to find sustainable, predictable growth in consumer nondurables, so that sector will likely remain an important part of the portfolio. We're also starting to see respectable earnings growth in the health care sector. I'm comfortable with our current underweighting in technology. Within that sector, however, the more compelling possibilities seem to be in software and services. We're mildly overweighted in finance today but I wouldn't expect to buy more banks -- the extended valuations aren't appealing.

PERFORMANCE UPDATE

      I'm also satisfied with the fund's position in transportation and energy. Compared to our index, we are currently slightly overweighted in these sectors. Transportation is showing good industry fundamentals and valuations. Given the improved stabilization in commodity prices, we have added to our energy weighting.

      That said, while sector allocation is important, we are most concerned with investing in the right stocks. We are committed to bottom-up stock picking. We don't feel compelled to underweight or overweight a particular area. If we've got companies in the portfolio that need to be sold, we'll do that, regardless of sector. I feel fine having the fund overweighted in a sector if I'm finding stocks with predictable earnings growth and low valuations. Ultimately, we plan on outperforming in this market by following this disciplined stock-focused strategy.

Q     WHAT DO YOU FORESEE FOR THE MARKET AND FOR THE FUND FOR THE NEXT SIX
MONTHS?

A I don't think the situation in Asia is going to change over the next two or three months. And as long as people perceive problems with Asia, the market will continue to be troublesome for small caps despite their underlying strength. I also expect more large companies to report disappointing earnings.

      These are the same difficulties we've faced for the past six months and we'll continue to work around them successfully. I expect continued strong performance from the fund and I am confident that the portfolio is well positioned to respond to current market conditions.


SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Aggressive Growth Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                                For        Withheld

   David W. Belin               563,703    6,739

   Lewis A. Burnham             567,013    3,429

   Donald L. Dunaway            567,013    3,429

   Robert B. Hoffman            567,013    3,429

   Donald R. Jones              567,013    3,429

   Shirley D. Peterson          567,013    3,429

   Daniel Pierce                567,013    3,429

   William P. Sommers           567,013    3,429

   Edmond D. Villani            567,013    3,429

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

   For      Against   Abstain

   565,119   2,478     2,846

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

   For       Against   Abstain

   415,160   1,458     7,692

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

   For      Against   Abstain

   364,830  10,160    7,803

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                                             Broker
             For        Against   Abstain   Non-Votes

   Class B   207,505    1,975     1,578      8,063

   Class C    67,283        0     1,952          0

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on March 31, 1998, and on September 30, 1997.

                                 [BAR GRAPH]



                        KEMPER AGGRESSIVE       KEMPER AGGRESSIVE
                           GROWTH FUND             GROWTH FUND
                           ON 3/31/98               ON 9/30/97

CONSUMER NONDURABLES          35.3%                   29.4%

FINANCE                        9.9%                    7.4%

HEALTH CARE                   13.2%                   14.5%

CAPITAL GOODS                  7.8%                   14.0%

TECHNOLOGY                    19.8%                   24.9%

ENERGY                         2.9%                    2.1%

UTILITIES/TELECOMMUNICATIONS   5.2%                    1.7%

CONSUMER DURABLES              1.9%                    1.4%

TRANSPORTATION                 4.0%                    4.6%



A COMPARISON WITH THE RUSSELL 3000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Aggressive Growth Fund represented on March 31, 1998, compared to the industry sectors that make up the fund's benchmark, the Russell 3000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]


                        KEMPER AGGRESSIVE GROWTH FUND   RUSSELL 3000 INDEX
                                 ON 3/31/98                 ON 3/31/98

CONSUMER NONDURABLES                 35.3%                    2.9%

FINANCE                               9.9%                   19.3%

HEALTH CARE                          13.2%                   11.4%

CAPITAL GOODS                         7.8%                    8.7%

TECHNOLOGY                           19.8%                   13.9%

ENERGY                                2.9%                    6.8%

UTILITIES/TELECOMMUNICATIONS          5.2%                    9.8%

CONSUMER DURABLES                     1.9%                    2.9%

TRANSPORTATION                        4.0%                    1.5%


* The Russell 3000 Index is an unmanaged index comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. Equity Market.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 23.69 percent of the fund's common stock holdings on March 31, 1998


----------------------------------------------------------------------------------------------
     HOLDINGS                                                                       PERCENT
----------------------------------------------------------------------------------------------

1.   COTELLIGENT          Provides computer consulting and contract programming     2.86%
     GROUP                services, including technical personnel who can
                          perform software development, applications development
                          support, telecommunications and help-desk support.

2.   CONCENTRA            A large physician practice management company focusing    2.74%
     MANAGED CARE         on occupational health care with 160 physicians in 90
                          sites in 13 states providing worker's compensation and
                          other job-related services.

3.   ROYAL CARIBBEAN      Provides cruises to North American passengers and to      2.67%
     CRUISES              the Caribbean cruise market.

4.   HEALTHWORLD CORP.    An international communications services and marketing    2.44%
                          company focusing on health care.

5.   WORLDCOM             A long distance telecommunications company offering       2.24%
                          domestic and international voice, data and video
                          products and services to business customers, other
                          carriers and the residential market.

6.   APPLIED POWER        Manufactures and sells a wide variety of portable         2.22%
                          hydraulic-powered equipment and systems including
                          hydraulic pumps, rams, cylinders, valves and power
                          packages.

7.   INSPIRE INSURANCE    A property and casualty insurance provider.               2.18%
     SOLUTIONS

8.   OUTSOURCE            Provides industrial and professional staffing             2.15%
     INTERNATIONAL        services, payroll administration, human resource
                          consultation, and benefits administration.

9.   PACIFIC SUNWEAR OF   A mall-based specialty retailer of young men's            2.11%
     CALIFORNIA           everyday apparel and accessories reflecting the casual
                          lifestyle of California.

10.  STAR BUFFET          Owns and operates buffet-style and Mexican style          2.08%
                          restaurants in the Western United States.

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)


-------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                      NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--7.4%                   (a)American Disposal Services                      7,200        $   272
                                         Applied Power, Inc.                            15,000            577
                                         Pittway Corp.                                   7,300            526
                                      (a)Stoneridge, Inc.                               21,800            436
                                      (a)Superior Services, Inc.                         6,700            209
                                         --------------------------------------------------------------------
                                                                                                        2,020
-------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--24.5%             (a)Career Education Corp.                          5,200            114
                                      (a)Cinar Films, Inc.                               7,200            307
                                      (a)Consolidated Graphics, Inc.                     4,100            237
                                      (a)Education Management Corp.                     15,400            524
                                         Four Seasons Hotels, Ltd.                      11,500            392
                                      (a)Hearst-Argyle Television, Inc.                 13,400            472
                                      (a)Men's Wearhouse                                12,200            451
                                      (a)Neiman-Marcus Group                            11,000            452
                                      (a)Outdoor Systems, Inc.                          12,600            442
                                      (a)Outsource International, Inc.                  23,300            559
                                      (a)Pacific Sunwear of California                  13,200            548
                                         Regis Corp.                                    10,000            300
                                      (a)Rio Hotel & Casino                              7,500            195
                                         Royal Caribbean Cruises, Ltd.                   9,900            694
                                         Select Appointments Holdings, ADR              20,200            510
                                         Stewart Enterprises, Inc.                       3,800            211
                                      (a)U.S. Rentals                                    9,500            262
                                         --------------------------------------------------------------------
                                                                                                        6,670
-------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.9%               (a)Tower Automotive, Inc.                          5,700            257
                                         U.S. Industries                                 8,200            247
                                         --------------------------------------------------------------------
                                                                                                          504
-------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--9.2%                (a)JLK Direct Distribution, Inc.                   9,100            348
                                      (a)Jacor Communications                            4,000            236
                                      (a)Landry's Seafood Restaurants                   11,100            341
                                      (a)Mortons Restaurant Group                       16,200            374
                                      (a)Schlotzsky's, Inc.                              8,900            208
                                      (a)Star Buffet, Inc.                              32,500            540
                                      (a)Suiza Foods                                     7,300            449
                                         --------------------------------------------------------------------
                                                                                                        2,496
-------------------------------------------------------------------------------------------------------------
ENERGY--2.8%                          (a)Dawson Geophysical Co.                         14,200            225
                                      (a)Global Industries, Ltd.                        26,100            532
                                         --------------------------------------------------------------------
                                                                                                          757
-------------------------------------------------------------------------------------------------------------
FINANCE--9.4%                            American Express Co.                            3,500            321
                                         ESG Re, Ltd.                                   18,900            491
                                      (a)Healthcare Financial Partners, Inc.             6,500            308
                                      (a)INSpire Insurance Solutions, Inc.              17,000            565
                                         Metris Companies, Inc.                          5,100            222
                                      (a)Profit Recovery Group International            22,300            482
                                         Sirrom Capital Corp.                            5,600            168
                                         --------------------------------------------------------------------
                                                                                                        2,557
-------------------------------------------------------------------------------------------------------------
HEALTH CARE--12.6%                    (a)Concentra Managed Care, Inc.                   23,100            710
                                      (a)Healthworld Corp.                              33,300            633
                                         McKesson Corp.                                  5,000            289
                                      (a)National Surgery Centers                       11,000            281

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------
                                      (a)Ocular Sciences, Inc.                           9,100        $   290
                                      (a)Province Healthcare Co.                        15,600            409
                                      (a)Safeskin Corp.                                  4,000            296
                                      (a)Serologicals Corp.                             18,300            517
                                         --------------------------------------------------------------------
                                                                                                        3,425
-------------------------------------------------------------------------------------------------------------
TECHNOLOGY--18.8%                     (a)Analog Devices                                 11,300            376
                                      (a)Brightpoint, Inc.                               7,000            120
                                      (a)CHS Electronics, Inc.                          13,600            255
                                      (a)Cisco Systems                                   3,300            226
                                      (a)Cotelligent Group, Inc.                        25,000            741
                                      (a)Envoy Corp.                                     5,700            245
                                      (a)Gartner Group                                   9,300            348
                                         HBO & Co.                                       7,400            447
                                      (a)KLA-Tencor Corp.                                7,000            268
                                      (a)MRV Communications                              5,000            117
                                      (a)Network Appliance, Inc.                        12,500            444
                                      (a)Sterling Commerce, Inc.                        10,100            468
                                      (a)Tecnomatix Technologies                         7,500            282
                                      (a)Visio Corp.                                     8,500            365
                                      (a)Whittman-Hart, Inc.                             9,500            430
                                         --------------------------------------------------------------------
                                                                                                        5,132
-------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--4.9%              (a)CBS Corp.                                      11,200            380
                                      (a)Univision Communications, Inc.                 10,400            387
                                      (a)WorldCom, Inc.                                 13,500            581
                                         --------------------------------------------------------------------
                                                                                                        1,348
-------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.8%                     Expeditors International of Washington          4,800            206
                                      (a)Jevic Transportation, Inc.                     12,200            183
                                      (a)Knight Transportation                           6,300            202
                                      (a)Travis Boats & Motors, Inc.                    16,700            445
                                         --------------------------------------------------------------------
                                                                                                        1,036
                                         --------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--95.3%
                                         (Cost: $22,038)                                               25,945
                                         --------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.45% to 5.86%
INSTRUMENTS--13.9%
                                         Due--April 1998
                                         ConAgra Inc.                                  $ 1,000          1,000
                                         Federal National Mortgage Association             800            797
                                         GTE Corp.                                       1,000            997
                                         Mid-Atlantic Fuel Co.                           1,000          1,000
                                         --------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--13.9%
                                         (Cost: $3,794)                                                 3,794
                                         --------------------------------------------------------------------
                                         TOTAL INVESTMENTS--109.2%
                                         (Cost: $25,832)                                               29,739
                                         --------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(9.2)%               (2,498)
                                         --------------------------------------------------------------------
                                         NET ASSETS--100%                                             $27,241
                                         --------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security

Based on the cost of investments of $25,832,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $4,092,000, the gross unrealized depreciation was $185,000 and the net unrealized appreciation on investments was $3,907,000.

See accompanying Notes to Financial Statements.
                                                                              11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $25,832)                                                 $29,739
-----------------------------------------------------------------------
Cash                                                                215
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                  323
-----------------------------------------------------------------------
  Fund shares sold                                                   79
-----------------------------------------------------------------------
  Dividends                                                           2
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 30,358
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------
Payable for:
  Investments purchased                                           3,086
-----------------------------------------------------------------------
  Management fee                                                      8
-----------------------------------------------------------------------
  Distribution services fee                                           6
-----------------------------------------------------------------------
  Administrative services fee                                         5
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              9
-----------------------------------------------------------------------
  Other                                                               3
-----------------------------------------------------------------------
    Total liabilities                                             3,117
-----------------------------------------------------------------------
NET ASSETS                                                      $27,241
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------
Paid-in capital                                                 $22,657
-----------------------------------------------------------------------
Undistributed net realized gain on investments                      677
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        3,907
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $27,241
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($16,132 / 1,187 shares outstanding)                           $13.59
-----------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                    $14.42
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($9,579 / 711 shares outstanding)                              $13.46
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,530 / 114 shares outstanding)                              $13.47
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

----------------------------------------------------------------------
 INVESTMENT INCOME
----------------------------------------------------------------------
  Interest                                                      $   59
----------------------------------------------------------------------
  Dividends                                                         19
----------------------------------------------------------------------
    Total investment income                                         79
----------------------------------------------------------------------
Expenses:
  Management fee                                                    39
----------------------------------------------------------------------
  Distribution services fee                                         28
----------------------------------------------------------------------
  Administrative services fee                                       21
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            37
----------------------------------------------------------------------
  Shareholder reports                                               11
----------------------------------------------------------------------
  Professional fees                                                  2
----------------------------------------------------------------------
  Other                                                              3
----------------------------------------------------------------------
    Total expenses                                                 141
----------------------------------------------------------------------
NET INVESTMENT LOSS                                                (62)
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments                        671
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           2,357
----------------------------------------------------------------------
Net gain on investments                                          3,028
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $2,966
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED       DECEMBER 31, 1996
                                                                 MARCH 31,            TO
                                                                   1998          SEPTEMBER 30,
                                                                (UNAUDITED)          1997
------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------
  Net investment loss                                             $   (62)              (41)
------------------------------------------------------------------------------------------------
  Net realized gain                                                   671               729
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             2,357             1,550
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                2,966             2,238
------------------------------------------------------------------------------------------------
Net equalization charges                                              (74)               --
------------------------------------------------------------------------------------------------
Distribution from net realized gain on investments                   (723)               --
------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       13,463             9,271
------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       15,632            11,509
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------

Beginning of period                                                11,609               100
------------------------------------------------------------------------------------------------
END OF PERIOD                                                     $27,241            11,609
------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE
   FUND Kemper Aggressive Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on December 31, 1996. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2  SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended March 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3  TRANSACTIONS WITH
   AFFILIATES                INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at a base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock Index (thus the fee on an annual basis can range from .45% to .85% of average daily net assets).

                             During the six months ended March 31, 1998, the Fund incurred management fees as follows:

                             Base fee                                  $ 58,000
                             Performance adjustment                     (19,000)
                                                                       --------
                             Total fees                                $ 39,000
                                                                       ========

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                  COMMISSIONS
                                                                            COMMISSIONS          ALLOWED BY KDI
                                                                            RETAINED BY   ----------------------------
                                                                                KDI       TO ALL FIRMS   TO AFFILIATES
                                                                            -----------   ------------   -------------
                                         Six months ended March 31, 1998      $12,000       105,000          5,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                             DISTRIBUTION FEES       COMMISSIONS AND
                                                                                 AND CDSC         DISTRIBUTION FEES PAID
                                                                              RECEIVED BY KDI        BY KDI TO FIRMS
                                                                             -----------------    ----------------------
                                         Six months ended March 31, 1998          $39,000                148,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                             ASF PAID BY
                                                                              THE FUND      ASF PAID BY
                                                                               TO KDI       KDI TO FIRMS
                                                                             -----------    ------------
                             Six months ended March 31, 1998                   $21,000         31,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the six months ended March 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended March 31, 1998, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS              For the six months ended March 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $28,105

                             Proceeds from sales                          15,754

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS              The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                         SIX MONTHS ENDED         FOR THE PERIOD ENDED
                                                                          MARCH 31, 1998           SEPTEMBER 30, 1997
                                                                       --------------------       --------------------
                                                                       SHARES       AMOUNT        SHARES       AMOUNT
                                       -------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                          834        $10,406         766        $ 7,757
                                       -------------------------------------------------------------------------------
                                        Class B                          420          5,256         379          3,908
                                       -------------------------------------------------------------------------------
                                        Class C                           71            875         144          1,404
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                           35            398          --             --
                                       -------------------------------------------------------------------------------
                                        Class B                           22            250          --             --
                                       -------------------------------------------------------------------------------
                                        Class C                            5             59          --             --
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                         (183)        (2,326)       (276)        (2,723)
                                       -------------------------------------------------------------------------------
                                        Class B                          (59)          (739)        (47)          (508)
                                       -------------------------------------------------------------------------------
                                        Class C                          (57)          (716)        (53)          (567)
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                            2             28           5             60
                                       -------------------------------------------------------------------------------
                                        Class B                           (2)           (28)         (5)           (60)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL
                                        SHARE TRANSACTIONS                          $13,463                    $ 9,271
                                       -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           ----------------------------------
                                                        CLASS A
                                           ----------------------------------
                                           SIX MONTHS     DECEMBER 31, 1996
                                              ENDED               TO
                                            MARCH 31,       SEPTEMBER 30,
                                              1998               1997
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------
Net asset value, beginning of period         $12.60              9.50
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.02)             (.02)
-----------------------------------------------------------------------------
  Net realized and unrealized gain             1.56              3.12
-----------------------------------------------------------------------------
Total from investment operations               1.54              3.10
-----------------------------------------------------------------------------
Less distribution from net realized gain        .55                --
-----------------------------------------------------------------------------
Net asset value, end of period               $13.59             12.60
-----------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 13.04%            32.63
-----------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------
Expenses                                       1.19%             1.49
-----------------------------------------------------------------------------
Net investment loss                            (.75)%            (.35)
-----------------------------------------------------------------------------

                                           ----------------------------------
                                                        CLASS B
                                           ----------------------------------
                                           SIX MONTHS     DECEMBER 31, 1996
                                              ENDED               TO
                                            MARCH 31,       SEPTEMBER 30,
                                              1998               1997
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------
Net asset value, beginning of period         $12.52               9.50
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.07)              (.08)
-----------------------------------------------------------------------------
  Net realized and unrealized gain             1.56               3.10
-----------------------------------------------------------------------------
Total from investment operations               1.49               3.02
-----------------------------------------------------------------------------
Less distribution from net realized gain        .55                 --
-----------------------------------------------------------------------------
Net asset value, end of period               $13.46              12.52
-----------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 12.72%             31.79
-----------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------
Expenses                                       2.09%              2.41
-----------------------------------------------------------------------------
Net investment loss                           (1.65)%            (1.27)
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ---------------------------------
                                                        CLASS C
                                           ---------------------------------
                                           SIX MONTHS    DECEMBER 31, 1996
                                             ENDED               TO
                                           MARCH 31,       SEPTEMBER 30,
                                              1998              1997
                                           ---------------------------------
----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------
Net asset value, beginning of period        $ 12.53              9.50
----------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.07)             (.07)
----------------------------------------------------------------------------
  Net realized and unrealized gain             1.56              3.10
----------------------------------------------------------------------------
Total from investment operations               1.49              3.03
----------------------------------------------------------------------------
Less distribution from net realized gain        .55                --
----------------------------------------------------------------------------
Net asset value, end of period              $ 13.47             12.53
----------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 12.72%            31.89

----------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------

Expenses                                       2.09%             2.19
----------------------------------------------------------------------------
Net investment loss                           (1.65)%           (1.05)
----------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------

                                           SIX MONTHS    DECEMBER 31, 1996
                                             ENDED               TO
                                           MARCH 31,       SEPTEMBER 30,
                                              1998              1997
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $27,241            11,609
----------------------------------------------------------------------------
Portfolio turnover rate (annualized)            191%              364
----------------------------------------------------------------------------
Average commission rate paid per share on
  stock transactions                        $ .0521             .0588
----------------------------------------------------------------------------


NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended March 31, 1998 is unaudited.

TRUSTEES&OFFICERS

TRUSTEES                     OFFICERS

DANIEL PIERCE                MARK S. CASADY                 KURT R. STALZER
Chairman and Trustee         President                      Vice President

DAVID W. BELIN               PHILIP J. COLLORA              LINDA J. WONDRACK
Trustee                      Vice President,                Vice President
                             Secretary and Treasurer
LEWIS A. BURNHAM                                            JOHN R. HEBBLE
Trustee                      JERALD K. HARTMAN              Assistant Treasurer
                             Vice President
DONALD L. DUNAWAY                                           MAUREEN E. KANE
Trustee                      THOMAS W. LITTAUER             Assistant Secretary
                             Vice President
ROBERT B. HOFFMAN                                           CAROLINE PEARSON
Trustee                      ANN M. MCCREARY                Assistant Secretary
                             Vice President
DONALD R. JONES                                             ELIZABETH C. WERTH
Trustee                      KATHRYN L. QUIRK               Assistant Secretary
                             Vice President
SHIRLEY D. PETERSON
Trustee                      STEVEN H. REYNOLDS
                             Vice President
WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                        KEMPER SERVICE COMPANY
SERVICE AGENT                      P.O. Box 419557
                                   Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                      INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                     801 Pennsylvania
                                   Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)




Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KAGGF - 3 (5/98) 1047030